UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
August 26, 2025
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Okta, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38044	26-4175727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 First Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices)

(888) 722-7871
(Registrant's telephone number, including area code)

___________________________________

___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OKTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On August 26, 2025, Okta, Inc. ("Okta" or the "Company") issued a press release announcing its financial results for the fiscal quarter ended July 31, 2025.

A copy of the press release is attached as Exhibit 99.1.

Item 7.01 - Regulation FD Disclosures
On August 26, 2025, the Company posted supplemental investor materials on its investor.okta.com website. The Company uses its investor.okta.com website and okta.com/blog websites (including the Security Blog, Okta Developer Blog and Auth0 Developer Blog) as a means of disclosing material non-public information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations and okta.com/blog websites in addition to following its press releases, SEC filings and public conference calls and webcasts.

The information furnished in the current report on Form 8-K and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 8.01 - Other Events
As previously reported, certain current and former officers and members of the board of directors of the Company have been named as defendants in stockholder derivative actions pending in the United States District Court for the Northern District of California, captioned In re Okta, Inc. Stockholder Derivative Litigation, No. 3:22-cv-07480, in the United States District Court for the District of Delaware, captioned Buono v. McKinnon et al., No. 1:23-cv-00413, and Nasr v. McKinnon, et al., No. 1:24-cv-00106, respectively, and in the Court of Chancery of the State of Delaware, captioned In re Okta, Inc. Stockholder Derivative Litigation, C.A. No. 2024-0685-PAF. These matters are referred to collectively as the “Derivative Actions.” In addition, the Company’s board of directors has received litigation demands from two stockholders raising similar allegations to those set forth in the Derivative Actions (the stockholder demands and Derivative Actions are collectively referred to as the “Derivative Matters”).

On June 26, 2025, the parties in the Derivative Matters entered into a Stipulation and Agreement of Settlement (the “Stipulation”) to resolve the Derivative Matters. The proposed settlement of the Derivative Matters was filed in the United States District Court for the Northern District of California on July 1, 2025, and on August 18, 2025, the Court entered an Order granting preliminary approval of the proposed settlement and scheduling a final settlement approval hearing for October 24, 2025, at 10:00 a.m. PST by videoconference.

A copy of the Stipulation and its exhibits is attached to this Current Report as Exhibit 99.2, and a copy of the Notice of Pendency and Proposed Settlement of Derivative Matters is attached to this Current Report as Exhibit 99.3.

Use of Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, without limitation, those regarding: (i) the Stipulation resolving the Derivative Matters; (ii) the ability to secure final approval of the proposed settlement from the United States District Court for the Northern District of California and to satisfy all conditions of the proposed settlement; and (iii) other statements that are not historical facts, constitute forward looking statements. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control, including, without limitation, risks and uncertainties related to: (a) the Stipulation not having the expected impact, including resolving the Derivative Matters; (b) the proposed settlement requiring more activity or expense than expected; (c) the defendants’ ability to overcome any objections or appeals regarding the proposed settlement; and (d) satisfactory resolution of any future litigation or other disagreements with others. Further information on potential factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Okta’s filings and periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and elsewhere in such filings and reports, including our most recent quarterly report on Form 10-Q for the quarter ended April 30, 2025 and future filings and reports by Okta. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Okta disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated August 26, 2025, issued by Okta, Inc.
99.2	Stipulation and Agreement of Settlement dated June 26, 2025
99.3	Notice of Pendency of Settlement of Derivative Litigation
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of August 2025.

Okta, Inc.

By:	/s/ Brett Tighe
Name:	Brett Tighe
Title:	Chief Financial Officer
(Principal Financial Officer)